Description of Business and Nature of Operations	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Description of Business and Nature of Operations
1.	Description of Business and Nature of Operations
Wheaton Precious Metals Corp. is a precious metal streaming company which generates its revenue primarily from the sale of precious metals (gold, silver and palladium). Wheaton Precious Metals Corp. (“Wheaton” or the “Company”), which is the ultimate parent company of its consolidated group, is incorporated and domiciled in Canada, and its principal place of business is at Suite 3500 - 1021 West Hastings Street, Vancouver, British Columbia, V6E 0C3. The Company trades on the Toronto Stock Exchange (“TSX”) and the New York Stock Exchange (“NYSE”) under the symbol WPM. Additionally, on October 28, 2020, the Company’s common shares were admitted to the Standard Segment of the Official List of the UK Financial Conduct Authority and commenced trading on the Main Market of the London Stock Exchange (“LSE”) under the symbol WPM.
As of December 31, 2020, the Company has entered into 25 long-term purchase agreements (three of which are early deposit agreements), with 19 different mining companies, for the purchase of precious metals and cobalt (“precious metal purchase agreements” or “PMPA”) relating to 24 mining assets which are currently operating, 7 which are at various stages of development and 1 which has been placed in care and maintenance, located in 12 countries. Pursuant to the PMPAs, Wheaton acquires metal production from the counterparties for an initial upfront payment plus an additional cash payment for each ounce or pound delivered which is fixed by contract, generally at or below the prevailing market price.
The consolidated financial statements of the Company for the year ended December 31, 2020 were authorized for issue as of March 11, 2021 in accordance with a resolution of the Board of Directors.
Business Continuity and Employee Health and Safety
In accordance with local government restrictions and guidelines, Wheaton temporarily closed its physical offices in mid-March
2020 and successfully transitioned to telecommuting for all of its employees. During the third quarter of 2020, the physical offices were re-opened
on a voluntary basis.
Partner Operations
During the second quarter of 2020, six partner operations located in Mexico and Peru on which the Company has PMPAs were temporarily suspended due to government restrictions focused on reducing the impacts of
COVID-19,
including the Constancia, Yauliyacu, San Dimas, Los Filos, Peñasquito and Antamina mines. The Peruvian government issued a decree on May 3, 2020 indicating large mines would be able to reopen subject to approval of certain protocols, while on May 13, 2020, the federal government of Mexico announced the designation of mining as an essential activity beginning May 18, 2020. All these mining operations resumed operations during the third quarter and remained in operation for the balance of the year. Additionally, operations at the Voisey’s Bay mine, located in Canada, were temporarily suspended, with underground development resuming in late May and operations resuming in July. The Company received its first shipment of cobalt under the Voisey’s Bay PMPA in February 2021.
There can be no assurance that our partners’ operations that are currently operational will continue to remain operational for the duration of the
COVID-19
virus pandemic.